Vanguard
Explorer Fund

Fund Profile
October 28, 1997

A member of
The Vanguard Group

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1        OBJECTIVE


Vanguard Explorer Fund seeks to provide long-term capital growth. The Fund may not meet this objective.

2        INVESTMENT STRATEGY

The Fund invests in stocks of small companies (that is, those with an average market value of less than $1 billion). These companies tend to be unseasoned but are considered to have favorable prospects for growth. In addition to investing in common stocks, the Fund may also invest, to a limited degree, in short-term fixed-income securities, and futures and options contracts.

3        RISKS

The Fund's total return will fluctuate, so an investor could lose money over short or extended periods. More specifically, investors in the Fund are exposed to:

- A HIGH degree of STOCK MARKET RISK (the possibility that stock prices in general will decline over short or extended periods).

Historical returns for the U.S. stock market (as measured by the Standard & Poor's 500 Composite Stock Price Index) show some of this market volatility. From 1926 to 1996, the S&P 500 Index provided an annualized total return of 10.7%, but provided a negative return--averaging -12.3%--in 20 of these 71 years. Annual returns for the period ranged from a low of -43.3% to a high of 53.9%.

Because it emphasizes the stocks of smaller companies, the Fund is likely to perform differently than broader market benchmarks like the S&P 500 Index.

4        APPROPRIATENESS

This Fund may be suitable for investors who:
-        Are seeking long-term capital growth.
-        Are willing to assume above-average investment risk.
- Want an aggressive growth fund as part of a balanced investment program.
-        Plan to invest for at least five years.

The Fund is not suitable for investors who:
-        Are seeking current income.
-        Cannot tolerate fluctuating share prices.

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5        FEES AND EXPENSES

Vanguard Explorer Fund--like all Vanguard funds--is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1996 was 0.63% of assets.

ANNUAL FUND OPERATING EXPENSES
------------------------------

Investment Advisory Fees..............  0.35%
Distribution Costs....................  0.02
Other Expenses........................  0.26
                                        ----
TOTAL OPERATING EXPENSES..............  0.63%
                                        ----

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------
  $6             $20               $35               $79

This example should not be considered to represent past or future expenses or performance. Actual expenses may be higher or lower than those shown.

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6        PAST PERFORMANCE

                                   PERFORMANCE
                          ANNUAL RETURNS (%) 1987-1996

                    VANGUARD                 RUSSELL
                 EXPLORER FUND             2000 INDEX*

1987                 -6.9                      -8.8
1988                 25.8                      24.9
1989                  9.4                      16.2
1990                -10.8                     -19.5
1991                 55.9                      46.1
1992                 13.0                      18.4
1993                 15.4                      18.9
1994                  0.5                      -1.8
1995                 26.6                      28.4
1996                 14.0                      16.5


                               PERFORMANCE SUMMARY
                       (PERIODS ENDED SEPTEMBER 30, 1997)

                           AVERAGE ANNUAL TOTAL RETURN
                           EXPLORER FUND          RUSSELL 2000*
1 Year                       22.0%                     33.2%
5 Years                      18.6%                     20.5%
10 Years                     12.5%                     12.2%

Note: In evaluating past performance, it is important to consider that returns from stocks were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is a diversified group of some 2,000 securities used to measure the performance of small-company stocks. An index is unmanaged; you cannot invest in an index. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

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7        INVESTMENT ADVISER

The Fund employs four advisers; each runs its portion of the Fund independently. The principals are (1) John J. Granahan, President of Granahan Investment Management, Inc., which managed 51.1% of the Fund's assets invested in equities as of September 30, 1997; (2)Kenneth L. Abrams, Vice President of Wellington Management Company, LLP (31.5% of equities); (3) Edward N. Antoian, Partner of Chartwell Investment Partners (8.7% of equities); and (4) George U. Sauter, Managing Director-Vanguard Core Management Group (8.7% of equities). Mr. Granahan has advised Explorer Fund since 1990. Mr. Abrams has overseen his firm's portion since 1994. Mr. Antoian and Mr. Sauter began overseeing their portions of the Fund's assets on August 1, 1997.

8        PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).

9        REDEMPTIONS AND EXCHANGES

You may redeem or exchange shares by sending a letter to or calling Vanguard. You may exchange shares through our website at http://www.vanguard.com.* The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than when purchased, resulting in a taxable gain or a loss.

10       DISTRIBUTIONS

The Fund expects to pay dividend and capital gains distributions annually. These can be automatically reinvested or received in cash. All distributions are taxable to you whether reinvested or received in cash.

11       OTHER SERVICES

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Fund.
-        Vanguard  Tele-Account(R)--around-the-clock  access  to  Vanguard  fund
         information,   account  balances,  and  some  transactions  by  calling
         1-800-662-6273 (ON-BOARD).
- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

*Before using this service, you must register through our website and obtain a confidential password.

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                     [THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482

Toll-Free Investor
Information
1-800-662-7447

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The prospectus and reports can be obtained at no cost by calling Vanguard.

(C) 1997 Vanguard Marketing
Corporation, Distributor

FP24 o  1097-5.5A